Exhibit 32.1
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
AND PRINCIPAL FINANCIAL OFFICER PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Annual Report on Form 10-K of Netezza Corporation (the “Company”) for the year ended January 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Jitendra S. Saxena, the Chief Executive Officer of the Company and Patrick J. Scannell, Jr., the Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
     1. The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and
     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jitendra S. Saxena

Jitendra S. Saxena
Chief Executive Officer

Dated: April 18, 2008

/s/ Patrick J. Scannell, Jr.

Patrick J. Scannell, Jr.
Chief Financial Officer

Dated: April 18, 2008